Exhibit 8.1
Scorpio Bulkers Inc.
Subsidiaries

Subsidiary	Jurisdiction of Incorporation
SBI Achilles Shipping Company Limited	Republic of the Marshall Islands
SBI Antares Shipping Company Limited	Republic of the Marshall Islands
SBI Apollo Shipping Company Limited	Republic of the Marshall Islands
SBI Aries Shipping Company Limited	Republic of the Marshall Islands
SBI Athena Shipping Company Limited	Republic of the Marshall Islands
SBI Bolero Shipping Company Limited	Republic of the Marshall Islands
SBI Bravo Shipping Company Limited	Republic of the Marshall Islands
SBI Capoeira Shipping Company Limited	Republic of the Marshall Islands
SBI Carioca Shipping Company Limited	Republic of the Marshall Islands
SBI Chartering and Trading Ltd	Republic of the Marshall Islands
SBI Conga Shipping Company Limited	Republic of the Marshall Islands
SBI Cougar Shipping Company Limited	Republic of the Marshall Islands
SBI Cronos Shipping Company Limited	Republic of the Marshall Islands
SBI Echo Shipping Company Limited	Republic of the Marshall Islands
SBI Electra Shipping Company Limited	Republic of the Marshall Islands
SBI Flamenco Shipping Company Limited	Republic of the Marshall Islands
SBI Gemini Shipping Company Limited	Republic of the Marshall Islands
SBI Hera Shipping Company Limited	Republic of the Marshall Islands
SBI Hercules Shipping Company Limited	Republic of the Marshall Islands
SBI Hermes Shipping Company Limited	Republic of the Marshall Islands
SBI Hydra Shipping Company Limited	Republic of the Marshall Islands
SBI Hyperion Shipping Company Limited	Republic of the Marshall Islands
SBI Jaguar Shipping Company Limited	Republic of the Marshall Islands
SBI Jive Shipping Company Limited	Republic of the Marshall Islands
SBI Lambada Shipping Company Limited	Republic of the Marshall Islands
SBI Leo Shipping Company Limited	Republic of the Marshall Islands
SBI Libra Shipping Company Limited	Republic of the Marshall Islands
SBI Lynx Shipping Company Limited	Republic of the Marshall Islands
SBI Lyra Shipping Company Limited	Republic of the Marshall Islands
SBI Macarena Shipping Company Limited	Republic of the Marshall Islands
SBI Maia Shipping Company Limited	Republic of the Marshall Islands
SBI Mazurka Shipping Company Limited	Republic of the Marshall Islands
SBI Orion Shipping Company Limited	Republic of the Marshall Islands
SBI Parapara Shipping Company Limited	Republic of the Marshall Islands
SBI Pegasus Shipping Company Limited	Republic of the Marshall Islands
SBI Perseus Shipping Company Limited	Republic of the Marshall Islands
SBI Phoebe Shipping Company Limited	Republic of the Marshall Islands
SBI Phoenix Shipping Company Limited	Republic of the Marshall Islands
SBI Pisces Shipping Company Limited	Republic of the Marshall Islands
SBI Poseidon Shipping Company Limited	Republic of the Marshall Islands
SBI Puma Shipping Company Limited	Republic of the Marshall Islands

Subsidiary	Jurisdiction of Incorporation
SBI Reggae Shipping Company Limited	Republic of the Marshall Islands
SBI Rock Shipping Company Limited	Republic of the Marshall Islands
SBI Rumba Shipping Company Limited	Republic of the Marshall Islands
SBI Samba Shipping Company Limited	Republic of the Marshall Islands
SBI Samson Shipping Company Limited	Republic of the Marshall Islands
SBI Sousta Shipping Company Limited	Republic of the Marshall Islands
SBI Subaru Shipping Company Limited	Republic of the Marshall Islands
SBI Swing Shipping Company Limited	Republic of the Marshall Islands
SBI Tango Shipping Company Limited	Cayman Islands
SBI Taurus Shipping Company Limited	Republic of the Marshall Islands
SBI Tethys Shipping Company Limited	Republic of the Marshall Islands
SBI Thalia Shipping Company Limited	Republic of the Marshall Islands
SBI Ursa Shipping Company Limited	Republic of the Marshall Islands
SBI Virgo Shipping Company Limited	Republic of the Marshall Islands
SBI Zeus Shipping Company Limited	Republic of the Marshall Islands
SBI Zumba Shipping Company Limited	Republic of the Marshall Islands
Scorpio SALT LLC	Delaware